UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 23, 2004

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 23, 2004, the Registrant finalized the form of the Incentive Stock Option Award Agreement, the Non-Statutory Stock Option Award Agreement and the Stock Award Agreement (collectively, the “Agreements”) related to the First Place Financial Corp. 2004 Incentive Plan (“the 2004 Incentive Plan”). Each of the Agreements includes a provision (1) setting forth the number of stock options or stock shares that are awarded, (2) that establishes a vesting schedule for the stock option or stock awards and (3) that sets forth the effect that termination of employment (whether for cause, death, disability, retirement, change in control of the Registrant or other reason) of the award recipient will have upon their stock option or stock award. In addition, the Incentive Stock Option Award Agreement and the Non-Statutory Stock Option Award Agreement each contain provisions for (a) the exercise price of the stock options awarded to a recipient and (b) a term that the stock option awarded will be effective and exercisable by the recipient. The Incentive Stock Option Award Agreement and the Stock Award Agreement contain provisions: (i) requiring a award recipient to maintain the confidentiality of Registrant confidential information and (ii) that restrict any award recipient from soliciting employees or customers of the Registrant after termination of service for a period of one year. The summary of the Agreements in this paragraph should be read in conjunction with the Agreements which are attached as Exhibits 10.1, 10.2, and 10.3 and are incorporated into this summary and this filing by reference.

A summary of the 2004 Incentive Plan and a description of the stock options and restricted stock awards that the Registrant may issue under the 2004 Inventive Plan is set forth in the Registrant’s annual meeting proxy statement (beginning on page 17), which was filed with the Securities and Exchange Commission on September 27, 2004 and is incorporated herein by reference. The 2004 Incentive Plan has previously been approved by the shareholders at the 2005 Annual Shareholders’ Meeting on October 28, 2004. The results of the vote were 6,060,052 votes for approval, 3,243,965 votes against approval and 148,929 abstentions.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	First Place Financial Corp. 2004 Incentive Plan Incentive Stock Option Award Agreement

10.2	First Place Financial Corp. 2004 Incentive Plan Incentive Non-statutory Stock Option Award Agreement

10.3	First Place Financial Corp. 2004 Incentive Plan Incentive Stock Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: December 29, 2004	By:	/s/ Steven R. Lewis
Steven R. Lewis
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	First Place Financial Corp. 2004 Incentive Plan Incentive Stock Option Award Agreement

10.2	First Place Financial Corp. 2004 Incentive Plan Incentive Non-statutory Stock Option Award Agreement

10.3	First Place Financial Corp. 2004 Incentive Plan Incentive Stock Award Agreement